American Funds Strategic Bond FundSM Prospectus Supplement October 13, 2017 (for prospectus dated April 7, 2017, as supplemented to date)

1. The “Prior investment results of Capital Research and Management Company” section of the prospectus is amended and restated in its entirety to read as follows:

Prior investment results of Capital Research and Management Company

The following tables show composite investment results relating to the historical results of the fund and a common trust fund (the “common trust fund”) that was managed by Capital Research and Management Company (“CRMC”), the investment adviser to the fund, with investment objectives, policies, strategies and risks substantially similar to those of the fund.1 The common trust fund was liquidated and ceased investment operations on March 31, 2016. The common trust fund was not available to the public; it was funded by the investment adviser. During the common trust fund’s fiscal year ended December 31, 2015, which was its last full fiscal year prior to liquidation, the portfolio turnover rate of the common trust fund was 2,201% of the average value of its portfolio. The composition of the management team of the common trust fund changed since its inception, and the portfolio managers that manage the fund’s assets did not manage the common trust fund during the entire period for which results are shown. The common trust fund is the only portfolio that was or is currently managed by the investment adviser with investment objectives, policies, strategies and risks substantially similar to those of the fund. The composite investment results are provided to illustrate the past performance of the investment adviser in managing the composite as measured against an appropriate index. The composite investment results do not represent the historical results of the fund and should not be interpreted as indicative of the future results of the fund or the investment adviser, or be considered a substitute for the fund’s investment results.

[1] The common trust fund was maintained by Capital Bank and Trust Company (the “Trustee”), an affiliate of CRMC. CRMC served as investment adviser to the Trustee for the common trust fund.

The composite investment results below are shown (i) net of the highest total annual operating fees and expenses after any fee waivers and/or expense reimbursements (1.80%) and (ii) net of the highest management fees (0.57%), in each case in effect as of the date of this prospectus for the fund. All returns presented reflect the reinvestment (net of foreign withholding taxes) of dividends, interest and other earnings. Withholding tax rates apply primarily to U.S. investors. All returns reflect the deduction of brokerage commissions and execution costs paid by the common trust fund, and are shown before federal and state income taxes.

The common trust fund included in the composite was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, which, if applicable may have adversely affected the results of the common trust fund. Unlike the fund’s 80% investment minimum in bonds and other debt securities, which was adopted by the fund in order to comply with rule 35d-1 under the Investment Company Act of 1940, the common trust fund had a policy to invest at least 65% of its assets in such securities. However, in practice the common trust fund always invested at least 80% of its assets in bonds and other debt securities.

These results below are not intended to predict or suggest the returns that might be experienced by the fund or an individual investing in the fund. Investors should also be aware that use of a methodology different from that used below to calculate investment results could result in different investment results data.

Prior Related Investment Results

Historical Returns

Year Ending December 31	CG Strategic Opportunities Composite (Net of Highest Total Annual Operating Fees and Expenses)	CG Strategic Opportunities Composite (Net of Highest Management Fees)	Bloomberg Barclays U.S. Aggregate Index*
2016	0.79%	2.04%	2.65%
2015	2.76	4.03	0.55
2014	7.80	9.12	5.97

Average annual total returns

For periods ended December 31, 2016

	CG Strategic Opportunities Composite (Net of Highest Total Annual Operating Fees and Expenses)	CG Strategic Opportunities Composite (Net of Highest Management Fees)	Bloomberg Barclays U.S. Aggregate Index*
One Year	0.79%	2.04%	2.65%
Lifetime (since July 31, 2013)	2.68	3.95	2.74

* Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-259-1017O CGD/AFD/10039-S63847

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY